                                                                   EXHIBIT 10.14







                             SHAREHOLDER'S AGREEMENT
                           Dated as of August 13, 1997
                                 by and between
                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
                                       and
                             BARR LABORATORIES, INC.

                             SHAREHOLDER'S AGREEMENT

                  SHAREHOLDER'S AGREEMENT, dated as of August 13, 1997, by and between Warner Chilcott Public Limited Company, a public limited company organized and existing under the laws of Ireland (the "Company"), and Barr Laboratories, Inc., a New York corporation ("Barr").

                               R E C I T A L S :

                  A. Pursuant to the Stock and Warrant Purchase Agreement, dated as of July 8, 1997, by and between the Company and Barr (the "Purchase Agreement"), Barr will purchase 250,000 American Depository Shares ("ADSs"), each ADS representing one Ordinary Share, par value $.05, of the Company ("Ordinary Share"), and the Company will grant to Barr a Warrant to purchase 250,000 Ordinary Shares (the "Barr Warrants"), represented by ADSs.

                  B. The Company and Barr desire to enter into this Shareholders' Agreement for the purpose of regulating certain aspects of Barr relationships with regard to the Company and of providing for certain matters relating to the Ordinary Shares and the rights and remedies of Investors.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I

                  1.1      Definitions

                  Capitalized terms used herein without definition shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "ADRs" shall mean American Depositary Receipts, evidencing
ADSs.

                  "ADSs" shall mean American Depositary Shares, evidenced by ADRs, each American Depositary Share representing one Ordinary Share.

                  "Advice" shall have the meaning set forth in the last paragraph of Section 4.3 hereof.

                  "Affiliate" of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" shall mean this Shareholder's Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                  "Barr Warrants" shall mean the warrants issued to Barr pursuant to the Purchase Agreement.

                  "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday in the United States or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                  "Capital Stock" means the Ordinary Shares, as represented by ADSs, and any securities into or for which the Ordinary Shares, as represented by ADSs, are convertible or exchangeable.

                  "Change of Control" means, as to any Person, a change, shift or transfer of control with respect to such Person (including any change in the control of any entity controlling such Person).

                  "class" means all of the Ordinary Shares considered as a whole.

                  "Company" shall mean Warner Chilcott Public Limited Company, a public limited company organized and existing under the laws of Ireland.

                  "Elan Warrants" shall mean the warrants issued pursuant to the Warrant Agreement dated as of October 17, 1994, between the Company and Elan Corporation, plc.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated pursuant thereto.

                  "Exchange Holders" shall mean the holders of the ADSs of the Company pursuant to the Exchange Agreement dated as of June 15, 1997 and the securities issuable or issued upon the exercise of the warrant contemplated by such Exchange Agreement.

                  "Holders" shall mean any Investors owning or having the right to acquire Registrable Securities.

                  "Immediate Family Members" of a natural Person means the spouse and lineal descendants (including legally adopted descendants) of such Person.

                  "Indemnified Party" shall have the meaning set forth in
Section 5.1(c) hereof.

                  "Indemnifying Party" shall have the meaning set forth in
Section 5.1(c) hereof.

                  "Investor Warrants" shall have the meaning set forth in the Purchase Agreement dated as of October 17, 1994, among the Company and the purchasers who are signatories thereto.

                  "Investors" means Barr and any Permitted Transferees of Barr who are party (including by joinder) to this Agreement.

                  "Losses" shall have the meaning set forth in Section 5.1(a) hereof.

                  "Montgomery Shares" shall mean the securities issuable or issued upon exercise of the warrant granted to Montgomery Securities pursuant to the Warrant Agreement dated as of October 17, 1994, between the Company and Montgomery Securities.

                  "1994 Holders" shall mean the holders of ADSs of the Company purchased pursuant to the Purchase Agreement dated as of October 17, 1994, among the Company and the purchasers who are signatories thereto.

                  "Permitted Transferee" means any transferee of Capital Stock acquired from any Investor, in a transaction that is not prohibited pursuant to
Section 2.1

                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Proceeding" shall mean an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" shall mean the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Public Stock" means any shares of Capital Stock of any class that is listed on a national securities exchange or that has been accepted for inclusion in the National Association of Securities Dealers Automated Quotation System or any similar national over-the-counter market.

                  "Registrable Securities" shall mean the ADSs purchased by the Investors pursuant to the Purchase Agreement and the securities issued or issuable upon exercise of the Barr Warrants and, in each case, any securities issued or issuable with respect to such ADSs or securities by way of a stock dividend or stock split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such ADS or security, (A) it has been registered effectively pursuant to the Securities Act and disposed of in accordance with a Registration Statement covering it, (B) subject to Section 5.3 hereof, it is sold by the Holder thereof pursuant to Rule 144 or, if available, Rule 144A (or any similar provisions then in effect), (C) subject to Section 5.3 hereof, it shall have been otherwise transferred and a new certificate or certificates for such security not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such security shall not require registration or qualification of such security under the Securities Act or (D) it ceases to be outstanding.

                  "Registration Statement" shall mean any registration statement contemplated by Section 4.1 hereof, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

                  "Rule 144A" shall mean Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Special Counsel" shall mean any special counsel to the Holders of Registrable Securities, for which Holders of Registrable Securities will be reimbursed pursuant to Section 4.3.

                  "Total Voting Power" means the total combined voting power in the election of directors of all shares of Capital Stock then outstanding.

                  "Transfer" means any direct or indirect transfer, sale, conveyance, pledge, hypothecation or other disposition, including, without limitation, any of the foregoing which occurs by virtue of any Change of Control.

                  "underwritten offering" shall mean a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

                  "Warner-Lambert Warrant" shall mean the warrant issued to Warner-Lambert Company pursuant to the Warrant Purchase Agreement dated as of March 28, 1996, between the Company and Warner-Lambert Company.

                                   ARTICLE II

                  2.1 Transfers by Investors. (a) No Investor shall Transfer any Capital Stock now or hereafter owned by such Investor except as expressly permitted in this Section 2.1.

                  (b) Without the consent of the Company or any other Investor and without first offering such Capital Stock to the Company or any other Investor, each Investor, at any time, may (i) Transfer to any Person any Capital Stock which constitutes Public Stock and (ii) without regard to whether such Capital Stock is Public Stock at such time, (a) in the case of an Investor that is not a natural Person, Transfer any Capital Stock which it may now or hereafter own to any Affiliate of such Investor which is not a natural Person, and (b) in the case of an Investor that is a natural Person, Transfer any Capital Stock to any Immediate Family Member or any trust or custodian account for the sole benefit of such Investor or his Immediate Family Members and in accordance with applicable laws of descent and distribution; provided, however, that the transferee of any such Investor pursuant to clauses (a) or (b) above shall join in this Agreement by the execution of a joinder agreement in the form attached hereto as Exhibit A.

                  (c) In addition to Transfers permitted by subsection (b) above, (i) an Investor may Transfer any Capital Stock only with the prior approval of the Board of Directors of the Company by resolution of a majority of the whole board (which approval may be withheld or given at the discretion of the Board of Directors); and (ii) an Investor may make any Transfer required or permitted to be made by such Investor pursuant to the provisions of Section 2.2.

                  2.2 Transfers to Comply with Laws. Notwithstanding any contrary provision herein, no Investor may Transfer or offer to Transfer any shares of Capital Stock (or solicit any offers to Transfer any shares of Capital Stock), except in compliance with the Securities Act and in compliance with any applicable state securities laws and rules and regulations promulgated thereunder.

                                   ARTICLE III

                  3.1 Voting and Election of Directors and Approval of Contractual Arrangements. (a) From and after the date hereof and until such time that Investors hold less than 51% of the Company's Capital Stock purchased pursuant to the Purchase Agreement, Barr shall have the right to designate and nominate an individual (a "Barr Designee") for election to the Board of Directors of the Company, which individual shall be acceptable to the Company; and each of the Investors severally agrees that in exercising its voting rights on the election of directors, whether or not at an annual or special meeting of the Company and whether or not at an adjourned meeting or whether by written consent, such Investor shall vote its shares of the Company's voting Capital Stock for, and will take all necessary actions within its control to cause, the nomination and the election of the Barr Designee to the Board of Directors of the Company.

                  The initial Barr Designee shall be Bruce L. Downey. Barr shall have the right to remove its designee at any time and replace any such designee. Each Investor agrees, upon written request of Barr, to take any and all actions reasonably necessary to effect the removal from the Board of Directors of the director who is the Barr Designee and the appointment or election of another director as the Barr Designee to replace such director so removed or to permit Barr to have the representation on the Board of Directors of the Company contemplated by this Section 3.1.

                  (b) Nothing in this Section 3.1 shall be deemed to impair the right of the Board of Directors to increase or reduce (but not below the number of directors then in office) the size of the Company's Board of Directors in the manner provided in the Memorandum and Articles of Association of the Company. If approved by the vote of a majority of the whole Board of Directors, the Company may enter into one or more agreements with holders of Capital Stock of the Company which provide for representation of such holders on the Board of Directors. Each Investor, upon receipt of a copy of such other agreement and provided that the holders of Capital Stock entitled to the benefits thereof are obligated to vote shares of Capital Stock held by them for the Barr Designee, agrees to vote all shares of Capital Stock held by it for and will take all other actions within its control to cause the nomination and election of the directors designated by other holders of Capital Stock in accordance with such agreements. Barr may, at its option, by written notice to the Company, irrevocably waive its rights to designate a nominee for a directorship.

                  (c) The Company and the Investors hereby agree that all contractual arrangements between the Company and such Investor will be subject to approval by, or ratification of, a committee of the Board of Directors of the Company consisting of the Chief Executive Officer of the Company and one or more other directors unaffiliated with such Investor, as to the fairness of the terms and conditions of such arrangements to the Company, and will be on a basis no less favorable to the Company than could be arranged with third parties.

                                   ARTICLE IV


                  4.1 Registration Rights. (a) Piggy-Back Registration Rights. If the Company at any time proposes to file a registration statement under the Securities Act with respect to any offering by the Company for its own account or for the account of others of any class of security to be offered for cash (other than (i) a registration statement on Forms F-4, F-8, S-4 or S-8, (ii) a registration statement filed on Form F-1 or Form S-1 for an offering of capital stock of the Company solely to any one or more of the Company's management, employees or former employees, (iii) a registration statement filed in connection with a transaction pursuant to Rule 145 under the Securities Act or
(iv) the first registration statement for an underwritten offering of capital stock of the Company for its own account), then the Company shall in each case give written notice of such proposed filing to the Holders at least thirty days before the anticipated filing date, and such notice shall offer (a "Piggy-Back Registration Offer") such Holders the opportunity to include any or all of the outstanding Registrable Securities held by them in such registration statement (a "Piggy-Back Registration") and shall set forth the intended method of disposition of the securities proposed to be registered by the Company. Each Holder desiring to have Registrable Securities registered under this Section 4.1(a) shall so notify the Company in writing within twenty days after the receipt by such Holder of the written notice provided for in the preceding sentence (which notification shall set forth the amount of Registrable Securities for which registration is requested) and the Company will use its best efforts to cause all such Registrable Securities, the Holders of which shall have so requested the registration thereof, to be registered under the Securities Act to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the Holders of the Registrable Securities to be so registered; provided, however, that if such registration shall be in connection with an underwritten offering and, if the managing underwriter or underwriters of such offering, as selected by the Company, shall advise the Company in writing that in its or their opinion the total amount or kind of securities which the Holders, the Company and any other persons or entities intend to include in such offering exceeds the amount which can be sold in such offering without an adverse effect on the price, timing or distribution of the securities offered, the Company shall be required to include in such registration only the amount of Registrable Securities and securities of other persons or entities, if any, which the managing underwriter or underwriters determine, in its or their sole discretion, can be sold without an adverse effect on the price, timing or distribution of the securities offered (the securities so included to be apportioned as follows: (i) first, pro rata among (A) the Exchange Holders, (B) the 1994 Holders and (C) the holders of outstanding Ordinary Shares, or ADSs representing such Ordinary Shares, issued or issuable upon exercise of the Investor Warrants and the Warner-Lambert Warrant, (ii) second, pro rata among the holders of securities issued upon exercise of the Elan Warrants, (iii) third, the Montgomery Shares and (iv) fourth, pro rata among the Holders of Registrable Securities requesting Piggy-Back Registration thereof; provided, however, that in the event that any such request for Piggy-Back Registration is in response to a demand registration pursuant to the Elan Warrants, then the securities so included to be apportioned as follows: (i) first, pro rata among the holders of securities issued upon exercise of the Elan Warrants, (ii) second, pro rata among (A) the Exchange Holders, (B) the 1994 Holders and (C) the holders of outstanding Ordinary Shares, or ADSs representing such Ordinary Shares, issued or issuable upon exercise of the Investor Warrants and the Warner-Lambert Warrant, (iii) third, the Montgomery Shares and (iv) fourth, the Holders of Registrable Securities requesting Piggy-Back Registration. In the event that a registration shall be, in whole or in part, in connection with an underwritten offering of ADSs, or Ordinary Shares underlying such ADSs, the Company shall not be required to include any Registrable Securities in such registration unless the Holders requesting registration thereof agree to accept the offering on substantially the same terms and conditions as the ADSs, or Ordinary Shares underlying such ADSs, otherwise being sold by the Company in such underwritten offering.

                  Notwithstanding the foregoing, the Company shall be obligated to make only two Piggy-Back Registration Offers and thereafter the Company shall have no further obligation under this Section 4.1(a); provided, however, that if any such Piggy-Back Registration in which Holders have requested inclusion of Registrable Securities is not declared effective or if at least 50% of the Registrable Securities of such Holders requested to be included therein are not so included, such Piggy-Back Registration shall not constitute a Piggy-Back Registration Offer for the purpose of this Section 4.1(a). Notwithstanding anything to the contrary in this Section 4.1(a), the Company shall have the right, in its sole discretion, to discontinue any registration under this
Section 4.1(a) at any time prior to the effective date of such registration if the registration of securities for the Company's account giving rise to such registration under this Section 4.1(a) is, in the sole discretion of the Company, discontinued by the Company.

                  (b) Demand Registration. (i) Right to Demand. At any time after six months after the effective date of the first registration statement for an underwritten offering of securities of the Company for its own account, the Holders of not less than 50% of the outstanding Registrable Securities may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of all or part of such Registrable Securities (a "Demand Registration"). Within ten days after receipt of any such request, the Company will give written notice (the "Notice") of such registration request to all Holders, and the Company will include in such registration all outstanding Registrable Securities of such Holders with respect to which the Company has received written requests for inclusion therein. Each Holder desiring to have Registrable Securities registered under this Section 4.1(b) shall so notify the Company in writing within ten days after the receipt by such Holder of the Notice. All requests made pursuant to this Section 4.1(b) will specify the amount of the Registrable Securities to be registered and will also specify the intended method or methods of disposition thereof. Notwithstanding the foregoing, the Company shall not be required to effect a Demand Registration hereunder unless such Demand Registration is in respect of the number of Registrable Securities whose aggregate offering price is expected to be at least $1,000,000.

                  (ii) Number of Demand Registrations. The Company shall be obligated to effect one Demand Registration. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

                  (iii) Priority on Demand Registrations. Notwithstanding anything in this Section 4.1(b) to the contrary, if the managing underwriter or underwriters of a Demand Registration (or, in the case of a Demand Registration not being underwritten, Holders of at least 50% of the outstanding Registrable Securities sought to be registered therein), advise the Company in writing that in its or their opinion the total amount of securities proposed to be sold in such Demand Registration exceeds the amount which can be sold in such offering without an adverse effect on the price, timing or distribution of the securities offered, the Company shall be required to include in such registration only the amount of Registrable Securities which the managing underwriter or underwriters (or Holders, as the case may be) determine, in its or their sole discretion, can be sold without an adverse effect on the price, timing or distribution of the securities offered (the securities so included to be apportioned as follows: (i) first, pro rata among the Holders of Registrable Securities making the Demand Registration, (ii) second, pro rata among (A) the Exchange Holders, (B) the 1994 Holders and (C) the holders of outstanding Ordinary Shares, or ADSs representing such Ordinary Shares, issued or issuable upon exercise of the Investor Warrants and the Warner-Lambert Warrant, (iii) third, pro rata among the holders of securities issued upon exercise of the Elan Warrants, (iv) fourth, the Montgomery Shares; provided that if such Holders have requested inclusion in such Demand Registration and more than 50% of the Registrable Securities of such Holders requested to be included are not so included, such Holders shall be entitled to one additional Demand Registration hereunder on the same terms and conditions as would have applied to such Holders had such earlier Demand Registration not been made.

                  (iv) Selection of Underwriters. If any offering pursuant to a Demand Registration is in the form of an underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall be of nationally recognized standing and reasonably satisfactory to the Holders of a majority of the Registrable Securities to be registered.

                  4.2 Hold-Back Agreements. (a) Restrictions on Public Sale by Holders of Registrable Securities. Subject to Section 4.2(b), the registration rights of the Holders pursuant to this Agreement and the ability to offer and sell Registrable Securities pursuant to a Registration Statement are subject to the following conditions and limitations, and each of the Holders agrees with the Company that:

                           (i)      If the Company determines in its good faith
judgment that the filing of a Registration Statement under Section 4.1 hereof or the use of any Prospectus would require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each of the Holders to offer, sell or distribute any Registrable Securities pursuant to such Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to such Registration Statement (including any action contemplated by Section 4.3 hereof) will for up to 120 days in any 12-month period be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 4.2(a)(i) is no longer necessary.

                           (ii)     If consummation of any business combination
by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Securities Act, upon written notice thereof by the Company to the Holders, the rights of each of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to such Registration Statement (including any action contemplated by Section 4.2 hereof) will for up to 120 days in any 12-month period be suspended until the date on which the Company has obtained the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included in such Registration Statement.

                           (iii) In the case of the registration of any
underwritten primary offering of capital stock of the Company (other than any registration by the Company on Form F-8 or Form S-8, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 10th day prior to the effective date of the registration statement covering such underwritten primary offering and ending on the date specified by such managing underwriter or underwriters in such written request.

                  (b) Limitation on Blackouts. Notwithstanding the provisions of paragraph (a) of this Section 4.2 or the last paragraph of Section 4.3, the aggregate number of days (whether or not consecutive) during which the Company may delay the effectiveness of a Registration

Statement under Section 4.1 hereof or prevent offerings, sales or distributions by the Holders pursuant to paragraph (a) of this Section 4.2 or the last paragraph of Section 4.3 shall in no event exceed 120 days during any 12-month period.

                  4.3 Registration Procedures. In connection with the Company's registration obligations pursuant to Section 4.1 and Section 4.2 hereof, the Company will:

                  (a) Prepare and file with the SEC a Registration Statement on the appropriate form available for the sale of such Registrable Securities and cause such Registration Statement to become effective and remain effective for a period of up to 120 days, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold;

                  (b) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period of up to 120 days, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

                  (c) Notify the Holders of Registrable Securities to be sold and their Special Counsel, if any, immediately (i) when a Registration Statement or any post-effective amendment thereto has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) Furnish to each Holder of Registrable Securities and their Special Counsel, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (other than exhibits to documents incorporated by reference into such Registration Statement) to the extent requested by such person (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

                  (e) Deliver to each Holder of Registrable Securities and their Special Counsel, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

                  (f) Prior to any public offering of Registrable Securities pursuant to a Registration Statement, use its reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or managing underwriter reasonably requests in writing; use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things in the opinion of the Company necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                  (g) Cooperate with the Holders to facilitate the timely preparation and delivery of ADRs evidencing Registrable Securities to be sold, which ADRs shall not bear any restrictive legends and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request at least two Business Days prior to any sale of Registrable Securities;

                  (h) Upon the occurrence of any event contemplated by Section 4.3(c)(vi), prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  (i) Use its reasonable efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

                  The Company may require each seller of Registrable Securities to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in a Registration Statement and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  If a Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to a Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  During such time as the Holders of Registrable Securities may be engaged in a distribution of such Registrable Securities, such Holders shall comply with Regulation M promulgated under the Exchange Act, and pursuant thereto, shall, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such Rules;
(ii) distribute the Registrable Securities solely in the manner described in the Registration Statement; (iii) cause to be furnished to the managing underwriter or underwriters, if any, or to the offeree if an offer is not made through the managing underwriter or underwriters, if any, such copies of the Prospectus and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law; and (iv) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

                  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(c)(ii), 4.3(c)(iii), 4.3(c)(iv), 4.3(c)(v) or 4.3(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.3(h) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  4.4 Registration Expenses. (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not a Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing ADRs evidencing Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (subject to the provisions of Section 4.4(b) hereof), (v) fees and disbursements of all independent chartered accountants for the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company; provided that the fees, discounts and commissions of any underwriter or underwriters will be borne by the selling Holders of the Registrable Securities included in a Registration Statement in the relative proportion to the number of Registrable Securities of each such Holder included in any Registration Statement. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed.

                  (b) In connection with a Registration Statement, the Company shall reimburse the Holders of the Registrable Securities for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority of the Registrable Securities.

                  (c) Notwithstanding anything in this Section 4.4(c) to the contrary, the Company shall not be required to pay any fees or expenses of any Demand Registration begun pursuant to Section 4.1(b) hereof if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such fees and expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to any Demand Registration pursuant to Section 4.1(b) hereof; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that know to the Holders of a majority of the Registrable Securities then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of the Holders of the Registrable Securities then the Holders shall not be required to pay any such expenses and the right to one Demand Registration pursuant to Section 4.1(b) hereof shall not be forfeited.

                                    ARTICLE V

                  5.1 Indemnification. (a) Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder of Registrable Securities, the officers, directors and employees of each of them, and each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents and employees of such controlling persons, to the fullest extent lawful, from and against any and all losses, claims, damages and liabilities (collectively, "Losses"), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement under which Registrable Securities held by such Holder were registered under the Securities Act or offered for sale, in any preliminary prospectus (if used prior to the effective date of such Registration Statement) or in any Prospectus or any form of prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement effective), in each case, on the effective date of such Registration Statement or post-effective amendment, or the date of such Prospectus, including any preliminary prospectus, or supplement, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, necessary to make the statements therein in light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company of either of the Securities Act or the Exchange Act, or any rule or regulation promulgated thereunder, or any state securities law, and will reimburse, as incurred, each such indemnified party for any reasonable legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, Prospectus, form of prospectus or any amendment or supplement thereto, in reliance upon and in conformity with information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, further, however, that the Company shall not be liable to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof and (ii) the Prospectus would have adequately corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (B) any such Losses arise primarily out of or are based solely upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is adequately corrected in an amendment or supplement to the Prospectus (such that there is no longer any untrue statement of a material fact in the Prospectus or omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading) and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Holder of Registrable Securities thereafter failed to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof from such Holder.

                  (b) Indemnification by a Holder of Registrable Securities. In connection with a Registration Statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with a Registration Statement or any Prospectus and agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling persons, to the fullest extent lawful, from and against all Losses arising solely out of or based solely upon (i) any untrue statement of a material fact contained in a Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for use therein; (ii) the use by such Holder of any Prospectus after such time as the Company has advised such Holder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or after such time as the obligation of the Company to keep the Registration Statement effective and current has expired; or (iii) any information given or representation made by such Holder to any purchaser in connection with the sale of Registrable Securities which is not contained in and not in conformity with the Prospectus (as amended or supplemented at the time of the giving of such information or making of such representation). In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall so notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                  Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying

Party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such action, claim or proceeding; or (3) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), it being understood, however, that, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Parties (other than counsel for which the Indemnifying Party has agreed to pay under clause (1) above), which firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party and is entitled to indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such action or proceeding in a manner not inconsistent with this Section 5.1) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim by an Indemnified Party for indemnification under Section 5.1(a) or 5.1(b) hereof is found unenforceable by a court of competent jurisdiction (even though the express provisions hereof provide for indemnification in such case), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.1(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or Proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.1(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.1(d), an Indemnifying Party that is a Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the proceeds actually received by such Indemnifying Party from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  5.2 Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144 or Rule 144A. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  5.3 Transfer of Registration Rights. Notwithstanding anything contained herein to the contrary, the rights to participate in Company registrations under Article IV hereof may be assigned by any Holder to a transferee or assignee of Registrable Securities; provided that the Company is given written notice by such Holder of Registrable Securities at the time of or within 10 days after such transfer, setting forth the name and address of such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being assigned; provided, further, that such transferee or assignee acquires not less than 100,000 Registrable Securities.

                                   ARTICLE VI

                  6.1 Miscellaneous. (a) Remedies. In the event of a breach by the Company or by a Holder of Registrable Securities, of any of their obligations under this Agreement, each Holder of Registrable Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of

Registrable Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (b) Subsequent Registration Rights Agreements. After the date hereof, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the Holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders of Registrable Securities and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile to:

                           (i)      If to the Company at:

                                    Lincoln House
                                    Lincoln Place
                                    Dublin 2, Ireland
                                    Facsimile:  353-1-662-4950
                                    Attention:  David G. Kelly

                                    with a copy to:

                                    Cahill Gordon & Reindel
                                    80 Pine Street
                                    New York, New York  10005
                                    Facsimile:  (212) 269-5420
                                    Attention:  William M. Hartnett, Esq.

                           (ii)     If to Barr at:

                                    2 Quaker Road
                                    P.O. Box 2900
                                    Pomona, New York  10970-0519
                                    Facsimile:  (914) 353-3476
                                    Attention:  Chief Financial Officer

                           (iii) If to any other person who is then the registered Holder of any Registrable Securities, to the address of such Holder as it appears in the stock transfer books of the Company.

                  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being delivered to a reputable overnight delivery service for delivery on the next Business Day; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

                  (e) Additional Parties. Only Persons (other than the initial signatory hereto) that execute a joinder agreement in the form of Exhibit A shall be deemed to be Investors. Except to the extent limited in any joinder agreement, each Person that so becomes an Investor after the date hereof shall be entitled to all rights and privileges of an Investor as if he or she had been an original signatory to this Agreement.

                  (f) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of rights under this agreement will be valid unless made in connection with a contemporaneous Transfer of Capital Stock which is not prohibited by this Agreement; and provided, further, that upon any such assignment, the assignee shall comply with Section 6.1(e) hereof. The Company may not assign or otherwise transfer any rights under this Agreement without the prior written consent of each of the parties hereto.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                By:    /s/ Roger M. Boissoneault
                                       -------------------------------------
                                       Name:         Roger M. Boissoneault
                                       Title:        President


                                BARR LABORATORIES, INC.
                                By:    /s/ Bruce Downey
                                       -------------------------------------
                                       Name:         Bruce Downey
                                       Title:        President

                                                                       Exhibit A

                     SHAREHOLDER'S AGREEMENT SIGNATURE PAGE
                     --------------------------------------

Investor:
             --------------------------------------------------
By:
             --------------------------------------------------
             Name:
             Title:

Date:
             --------------------------------------------------

Address:
             --------------------------------------------------

             --------------------------------------------------

             --------------------------------------------------

             --------------------------------------------------

             --------------------------------------------------
Telephone:
             --------------------------------------------------
Telex:
             --------------------------------------------------
Telecopy:
             --------------------------------------------------